EXHIBIT - 32.1

                     SITEWORKS BUILDING & DEVELOPMENT CO.,.

CERTIFICATION PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SiteWorks Building & Development Co.,. (the Company) on Form 10-QSB for the period ended September 30,, 2005 , as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Carl Nurse, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

/s/ Carl Nurse
------------------------------------
Chairman and Chief Executive Officer
June 1, 2006